UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

              ____________________________________________________

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 28, 2004


                     ENTECH ENVIRONMENTAL TECHNOLOGIES INC.
             (Exact name of registrant as specified in its charter)


                                     FLORIDA
         (State or other jurisdiction of incorporation or organization)


                 000-32249                                98-0222013
         (Commission File Number)              (IRS Employer Identification No.)


8513 ROCHESTER AVENUE, RANCHO CUCAMONGA,
              CALIFORNIA                                     91730
      (principal executive offices)                        (Zip Code)


                                 (909) 477-3200
              (Registrant's telephone number, including area code)


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ITEM  8.  CHANGE  IN  FISCAL  YEAR.

     On April 28, 2004 the Registrant determined to change its fiscal year from that used most in its most recent filing with the Commission. The Registrant's new fiscal year end is September 30. The Registrant will file a transition report on Form 10-KSB covering the transition period from January 1, 2004 to September 30, 2004.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 29, 2004

                          ENTECH ENVIRONMENTAL TECHNOLOGIES INC.


                           By /s/Steven D. Rosenthal
                              --------------------------------------------------
                              Steven D. Rosenthal, President and Chief Executive Officer


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